Land, Property, Plant and Equipment (Details 1) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2015 CNY (¥)	Dec. 31, 2015 USD ($)	Dec. 31, 2014 CNY (¥)	Dec. 31, 2013 CNY (¥)
Cost of revenues	¥ 1,086,392	$ 167,710	¥ 1,292,586	¥ 1,192,906
Selling expenses	7,530	1,162	16,475	1,813
General and administrative expenses	60,268	9,304	48,963	60,029
Research and development expenses	20,515	3,167	30,260	24,573
Total depreciation expense	¥ 1,174,705	$ 181,343	¥ 1,388,284	¥ 1,279,321